SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       October 19, 2004
               ----------------------------------------------------------------
                             (Date of earliest event reported)

                            Lehman ABS Corporation
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Delaware                 001-32333                 13-3447441
-------------------------------------------------------------------------------
(State of Incorporation)         (Commission             (I.R.S. Employer
                                 File Number)           Identification No.)

745 Seventh Avenue
New York, New York                                        10019
--------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
                                                           -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8--Other Events
-----------------------

Item 8.01. Other Events
           ------------

     On October 19, 2004, Lehman ABS Corporation ("LABS") transferred $45,000,000 aggregate principal amount of 7.40% Debentures, due 2097, issued by Chrysler Corporation, predecessor to DaimlerChrysler Corporation, to the Corporate Backed Trust Certificates, DaimlerChrysler Debenture-Backed Series 2004-8 Trust established by LABS, which issued Corporate Backed Trust Certificates, DaimlerChrysler Debenture-Backed Series 2004-8 pursuant to a standard terms for trust agreements, dated as of January 16, 2001, between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of October 19, 2004 (the "Series Supplement"), between LABS and the Trustee. The Class A-1 Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated October 5, 2004 (the "Underwriting Agreement"), between LABS and Lehman.

Section 9--Financial Statements and Exhibits
--------------------------------------------

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

(a)  Financial Statements of Businesses Acquired - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.        Description
---------------    -----------

         4.1 Series Supplement, dated as of October 19, 2004, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LEHMAN ABS CORPORATION


                                     By: /s/ Paul Mitrokostas
                                         --------------------------------------
                                     Name:  Paul Mitrokostas
                                     Title: Senior Vice President

October 26, 2004

INDEX TO EXHIBITS
  Exhibit No.                           Description
  -----------                           -----------

         4.1 Series Supplement, dated as of October 19, 2004, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.